UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5582

Oppenheimer Government Cash Reserves

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2018

Item 1. Reports to Stockholders.

Annual Report 7/31/2018

OppenheimerFunds®

The Right Way
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Oppenheimer Government Cash Reserves

2        OPPENHEIMER GOVERNMENT CASH RESERVES

Fund Performance Discussion

Throughout the reporting period, the Fund continued to offer very strong liquidity and a stable $1.00 net asset value (NAV). At its June meeting, the Federal Open Market Committee (FOMC) voted to lift the Federal Funds Rate, to a range of 1.75% to 2.00%, completing its seventh hike in this cycle. The Fund continued to benefit from these rate hikes, with ongoing reinvestment at higher rates. With the added expectation for further hikes this year, we believe the Fund’s yield forecast remains optimistic.

MARKET OVERVIEW

In November of 2017, it was announced that Jerome Powell would become the 16th Chair of the Federal Reserve (the “Fed”). Many market participants believe his appointment by President Trump will allow for a continuation of policy – a slow and steady rise in the Fed Funds Rate. Mr. Powell has served on the Federal Reserve Board of Governors since 2012 and during this tenure has voted in harmony with the FOMC statements under both Janet Yellen and Ben Bernanke.

Current broader market and FOMC consensus is for two more hikes in 2018. We estimate the most likely scenario includes a hike at each of the September and December meetings. Should the markets remain stable and steady, many on the street are forecasting a total of four hikes in 2018. The more conservative consensus view puts the Fed Funds Rate in the 2.25% to 2.50% range at year end. Coupled with these hikes, the Fed continues to shrink its balance sheet down from $4.5 trillion, a move it started in October 2017. While the Fed has not indicated a balance sheet level it intends to hit, it has denoted the holdings will not return to pre-recession levels (less than $1 trillion). While the tapering to date has had minimal impact on the market, upcoming roll offs are higher in the third quarter of 2018 at $120 billion and then another $150 billion in the fourth quarter of 2018.

Another area of continued interest is in Treasury bill supply. Once the debt ceiling issue was resolved in the first part of the year, the Treasury restocked its cash balances in the first quarter of 2018 with record Treasury bill issuance. Due in part to the large bill issuance and talk around repatriation of overseas cash, the market witnessed a large spread difference in the 3-month London Interbank Offered Rate and Overnight Index Swap rate in the month of April.1 The noise brought back memories of previous spikes, notably the 2008 financial crisis and the European debt crisis. However, this time around credit concerns were not the driving force.

3        OPPENHEIMER GOVERNMENT CASH RESERVES

Currently, the Treasury’s quarterly refunding announcement indicates we should see an increase in net bill supply between mid-October and mid-November. As noted here before, the Treasury will also introduce a 2-month Treasury bill. The new 2-month bill is expected to have its first auction on October 15. This increase in supply should be favorable to rates, but we do not believe we will witness the same spike in 3-month London Interbank Offered Rate and Overnight Index Swap rate that we saw in April. Although the impacts are expected to be less beneficial to investors this time around, we continue to welcome higher rates and look forward to passing those on to our investors.

FUND REVIEW

The Fund’s weighted average maturity throughout the reporting period remained in a range of 35-45 days. Supply continues to be available, notably in Federal Home Loan Bank paper. We are heavily weighted in government repurchase agreements and floating rate securities, and we occasionally add some long dated fixed paper to the portfolio. We believe the Fund is well positioned should the Fed continue its upward trajectory on the Fed Funds Rate.

STRATEGY & OUTLOOK

Our strategy continues to incorporate select incremental investing as we seek to provide shareholders stable and steady value. We intend to remain active in the auction market, with most of that weight going to fixed-rate instruments with durations of three months or less. When pricing allows, we will continue to layer in one- and three-month floating rate securities. Our outlook is for continued rate hikes in 2018, and our investment strategy is in line with Fed’s dot plot for more hikes this year. We believe the Fund is well-positioned to take advantage of these higher rates as long as the Fed continues on a path of slow and steady hikes.

1. The London InterBank Offered Rate (LIBOR) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. It is a primary benchmark for short- term interest rates around the world. The Overnight Index Swap rate is the difference between the overnight lending rates set by central banks and the three-month LIBOR. The Overnight Index Swap rate tracks the relationship between an expected three-month Fed Funds Rate and three-month LIBOR.

Christopher Proctor, CFA Portfolio Manager	Adam S. Wilde, CFA Portfolio Manager

4        OPPENHEIMER GOVERNMENT CASH RESERVES

Portfolio Allocation

U.S. Government Agencies	58.4%
Repurchase Agreements	38.3
Investment Companies	3.0
Short-Term Notes/Commercial Paper	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2018, and are based on the total market value of investments.

For more current Fund holdings, please visit oppenheimerfunds.com.

Performance

CURRENT YIELD

For the 7-Day Period Ended 7/31/18

	With Compounding	Without Compounding
Class A (CRSXX)	1.34%	1.33%
Class C (CSCXX)	1.35	1.34
Class R (CSNXX)	1.35	1.34

CURRENT YIELD For the Year Ended 7/31/18
	With Compounding	Without Compounding
Class A (CRSXX)	0.81%	0.81%
Class C (CSCXX)	0.82	0.81
Class R (CSNXX)	0.82	0.81

Compounded yields assume reinvestment of dividends. The seven-day yield without compounding is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

Performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income paid by the Fund. There is no guarantee that the Fund will maintain a positive yield.

5        OPPENHEIMER GOVERNMENT CASH RESERVES

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6        OPPENHEIMER GOVERNMENT CASH RESERVES

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7        OPPENHEIMER GOVERNMENT CASH RESERVES

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$1,000.00	$1,005.50	$3.04
Class C	1,000.00	1,005.50	3.04
Class R	1,000.00	1,005.50	3.04
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.77	3.06
Class C	1,000.00	1,021.77	3.06
Class R	1,000.00	1,021.77	3.06

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.61%
Class C	0.61
Class R	0.61

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager, Distributor and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENT OF INVESTMENTS July 31, 2018

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Short-Term Notes/Commercial Paper—0.3%
WA State Housing Finance Commission, 2.00%[4] (Cost $1,930,000)	8/7/18	8/7/18	$1,930,000	$1,930,000

U.S. Government Agencies—59.0%
Federal Agricultural Mortgage Corp., 1.995%
[US0001M-10.5][1]	8/4/18	9/4/18	4,000,000	4,000,000
Federal Farm Credit Bank:
1.815%[2]	11/1/18	11/1/18	4,000,000	3,981,702
1.85%[2]	12/10/18	12/10/18	1,000,000	993,377
1.88% [FCPR DLY-312][1]	8/1/18	1/2/19	3,500,000	3,500,000
1.91% [FEDL01][1]	8/1/18	8/8/19	1,000,000	999,288
1.93% [FCPR DLY-307][1]	8/1/18	2/20/19	6,000,000	5,999,779
1.947% [US0001M-13][1]	8/27/18	3/27/19	3,000,000	2,999,524
1.957% [US0001M-11][1]	8/12/18	3/12/19	5,000,000	4,999,908
1.962% [US0001M-13.5][1]	8/8/18	3/8/19	5,000,000	4,999,571
2.007% [US0001M-6.5][1]	8/28/18	3/28/19	5,000,000	5,000,000
2.012% [US0001M-8.5][1]	8/9/18	7/9/19	6,000,000	5,999,510
2.03% [US0001M-6][1]	8/3/18	4/3/19	1,000,000	1,000,507
2.076%[2]	12/7/18	12/7/18	1,000,000	992,676
2.186%[2]	4/3/19	4/3/19	3,000,000	2,956,308
2.252%[2]	2/21/19	2/21/19	1,000,000	987,477
2.265%[2]	3/11/19	3/11/19	500,000	493,155
2.276%[2]	3/19/19	3/19/19	500,000	492,876
2.317%[2]	4/30/19	4/30/19	4,000,000	3,931,396
2.332% [US0003M-1][1]	10/19/18	10/19/18	2,000,000	2,000,775
Federal Home Loan Bank:
1.125%	9/20/18	9/20/18	1,000,000	999,166
1.125%	6/21/19	6/21/19	1,200,000	1,186,712
1.187%	8/7/18	8/7/18	4,500,000	4,499,508
1.25%	1/16/19	1/16/19	3,625,000	3,613,002
1.36%	3/29/19	3/29/19	700,000	695,708
1.375%	3/18/19	3/18/19	5,000,000	4,975,258
1.375%	5/28/19	5/28/19	5,955,000	5,907,328
1.50%	3/8/19	3/8/19	1,000,000	995,867
1.644%[2]	8/1/18	8/1/18	3,000,000	3,000,000
1.654%[2]	8/3/18	8/3/18	3,000,000	2,999,727
1.744%[2]	8/10/18	8/10/18	1,000,000	999,568
1.75%	1/18/19	1/18/19	1,800,000	1,799,036
1.75%	12/14/18	12/14/18	6,000,000	5,996,060
1.85%	5/22/19	5/22/19	1,000,000	995,778
1.875%	3/8/19	3/8/19	3,400,000	3,392,312
1.893%[2]	8/8/18	8/8/18	5,000,000	4,998,162
1.913%[2]	10/10/18	10/10/18	3,000,000	2,988,946
1.916%[2]	9/11/18	9/11/18	5,000,000	4,989,124
1.927%[2]	8/15/18	8/15/18	6,000,000	5,995,525
1.934% [US0003M-40.5][1]	10/30/18	1/30/19	6,000,000	6,000,000

9        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENT OF INVESTMENTS Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Bank: (Continued)
1.934% [US0001M-13][1]	8/25/18	2/25/19	$5,000,000	$5,000,121
1.934% [US0001M-13][1]	8/25/18	1/25/19	3,000,000	3,000,000
1.935%[2]	9/25/18	9/25/18	1,600,000	1,595,294
1.937% [US0001M-13.5][1]	8/28/18	2/28/19	7,000,000	7,000,000
1.942% [US0001M-13.5][1]	8/27/18	12/27/18	4,000,000	4,000,179
1.942% [US0001M-13][1]	8/15/18	11/15/18	3,000,000	3,000,195
1.944% [US0001M-12][1]	8/25/18	3/25/19	5,000,000	5,000,000
1.949% [US0001M-11.5][1]	8/25/18	10/25/18	3,000,000	3,000,000
1.952% [US0001M-14][1]	8/2/18	1/2/19	2,000,000	2,000,000
1.952% [US0001M-13][1]	8/1/18	3/1/19	2,000,000	2,000,000
1.952% [US0001M-13][1]	8/1/18	8/30/18	3,000,000	3,000,000
1.954% [US0001M-11.5][1]	8/24/18	12/24/18	3,000,000	3,000,190
1.955% [US0001M-11.5][1]	8/26/18	4/26/19	3,000,000	3,000,000
1.956% [US0001M-13][1]	8/6/18	9/6/18	6,000,000	5,999,768
1.956% [US0001M-12.5][1]	8/21/18	11/21/18	6,000,000	6,000,138
1.956% [US0001M-13][1]	8/20/18	8/20/18	3,000,000	3,000,000
1.962% [US0001M-11][1]	8/15/18	12/14/18	4,000,000	4,000,000
1.964% [US0001M-10.5][1]	8/24/18	7/24/19	1,000,000	1,000,000
1.965% [US0001M-10.5][1]	8/26/18	7/26/19	10,000,000	10,000,000
1.965% [US0001M-10.5][1]	8/26/18	5/24/19	3,000,000	3,000,000
1.966% [US0001M-11.5][1]	8/23/18	8/23/18	4,000,000	4,000,000
1.967% [US0001M-10.5][1]	8/28/18	5/28/19	5,000,000	4,999,868
1.967%[2]	10/12/18	10/12/18	4,000,000	3,984,360
1.971% [US0001M-11][1]	8/22/18	2/22/19	8,000,000	7,999,884
1.971% [US0001M-11][1]	8/21/18	12/21/18	1,000,000	1,000,000
1.971% [US0001M-11][1]	8/22/18	4/22/19	6,000,000	5,999,230
1.972% [US0001M-10.5][1]	8/27/18	8/27/19	4,000,000	4,000,000
1.972% [US0001M-11][1]	8/1/18	2/1/19	3,000,000	3,000,000
1.977% [US0001M-10][1]	8/27/18	12/27/18	2,000,000	1,999,905
1.982% [US0001M-9][1]	8/14/18	1/14/19	9,000,000	9,001,549
1.99%[2]	10/17/18	10/17/18	5,000,000	4,978,932
1.996% [US0001M-9][1]	8/6/18	4/5/19	3,000,000	3,000,000
1.999% [US0003M-34][1]	10/9/18	4/9/19	3,000,000	3,000,000
2.00%	9/14/18	9/14/18	2,830,000	2,830,918
2.00%[2]	10/19/18	10/19/18	3,000,000	2,986,899
2.006%[2]	10/23/18	10/23/18	3,000,000	2,986,201
2.01% [US0001M-6][1]	8/26/18	4/26/19	4,000,000	4,000,000
2.018%[2]	10/31/18	10/31/18	5,000,000	4,974,621
2.02%[2]	10/22/18	10/22/18	4,000,000	3,981,778
2.076%[2]	11/28/18	11/28/18	6,000,000	5,959,342
2.094% [US0003M-24.5][1]	9/26/18	9/26/18	6,000,000	6,000,000
2.146% [US0003M-19][1]	9/14/18	9/14/18	4,000,000	4,000,000
2.166%[2]	3/28/19	3/28/19	1,000,000	985,925
2.375%	7/12/19	7/12/19	455,000	454,675
2.375%	7/25/19	7/25/19	1,500,000	1,498,941

10        OPPENHEIMER GOVERNMENT CASH RESERVES

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Agencies (Continued)
Federal Home Loan Mortgage Corp.:
1.125%	4/15/19	4/15/19	$1,345,000	$1,333,673
1.20%	8/28/18	8/28/18	2,000,000	1,999,240
1.375%	2/28/19	2/28/19	850,000	846,163
3.75%	3/27/19	3/27/19	1,793,000	1,809,601
Federal National Mortgage Assn.:
1.00%	2/26/19	2/26/19	3,775,000	3,751,813
1.125%	10/19/18	10/19/18	793,000	791,908
1.125%	12/14/18	12/14/18	4,868,000	4,855,633
1.25%	8/28/18	8/28/18	800,000	799,719
1.285%	9/18/18	9/18/18	3,745,000	3,746,925
1.375%	1/28/19	1/28/19	1,256,000	1,251,944
1.375%	3/28/19	3/28/19	500,000	496,971
1.75%	6/20/19	6/20/19	1,297,000	1,289,736
1.875%	2/19/19	2/19/19	1,624,000	1,620,911
1.96% [SOFRRATE+8][1]	8/1/18	1/30/19	5,000,000	5,000,000
2.00% [SOFRRATE+12][1]	8/1/18	7/30/19	6,000,000	6,000,000

Total U.S. Government Agencies (Cost $334,167,766)				334,167,766

Repurchase Agreements—38.7%
Repurchase Agreements[3] (Cost $219,600,000)			219,600,000	219,600,000

			Shares
Investment Company—3.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.87%[5,6] (Cost $17,294,573)			17,294,573	17,294,573
Total Investments, at Value (Cost $572,992,339)			101.0%	572,992,339
Net Other Assets (Liabilities)			(1.0)	(5,898,041)

Net Assets			100.0%	$567,094,298

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Zero coupon bond reflects effective yield on the original acquisition date.

3. Repurchase agreements:

11        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount
Credit Agricole Corp. & Investment Bank	1.91%	7/13/18	8/13/18	$5,700,000
Credit Agricole Corp. & Investment Bank	1.91	7/27/18	8/3/18	6,000,000
Credit Agricole Corp. & Investment Bank	1.94	7/31/18	8/1/18	16,400,000
Deutsche Bank Securities, Inc.	1.92	7/31/18	8/1/18	5,000,000
INTL FCStone Financial, Inc.	1.94	7/26/18	8/2/18	18,300,000
INTL FCStone Financial, Inc.	1.95	7/31/18	8/7/18	20,000,000
RBC Dominion Securities, Inc.	1.91	7/13/18	8/13/18	5,000,000
RBC Dominion Securities, Inc.	1.92	7/31/18	8/1/18	14,900,000
RBC Dominion Securities, Inc.	1.92	7/16/18	8/16/18	6,000,000
Royal Bank of Canada	1.92	7/31/18	8/1/18	14,800,000
South Street Securities LLC	1.98	7/31/18	8/1/18	38,000,000
South Street Securities LLC	1.98	7/31/18	8/7/18	40,000,000
TD Securities (USA) LLC	1.91	7/26/18	8/2/18	4,500,000
TD Securities (USA) LLC	1.92	7/31/18	8/1/18	25,000,000

Counterparty	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
Credit Agricole Corp. & Investment Bank	U.S. Government Agency Mortgages, 4.00%, 10/1/47	$(5,823,563)	$5,700,000	5,709,375
Credit Agricole Corp. & Investment Bank	U.S. Government Agency Mortgages, 4.00%, 10/1/47	(6,122,273)	6,000,000	6,002,229
Credit Agricole Corp. & Investment Bank	U.S. Government Agency Mortgages, 3.50%, 11/1/47	(16,728,902)	16,400,000	16,400,885
Deutsche Bank Securities, Inc.	U.S. Government Agency Mortgages, 3.25%, 3/15/50	(5,500,294)	5,000,000	5,000,267

12        OPPENHEIMER GOVERNMENT CASH RESERVES

Footnotes to Statement of Investments (Continued)

Counterparty	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]
INTL FCStone Financial, Inc.	U.S. Treasury Nts., 1.75%, 5/15/23 and U.S. Government Agency Mortgages, 2.50%-7.00%, 2/1/20-6/1/48	$(18,672,065)	$18,300,000	$18,305,946
INTL FCStone Financial, Inc.	U.S. Government Agency Mortgages, 2.488%-8.00%, 4/1/20-2/20/48	(20,403,550)	20,000,000	20,001,084
RBC Dominion Securities, Inc.	U.S. Treasury Nts., 1.00%-2.125%, 8/15/18-5/15/26 and U.S. Government Agency Mortgages, 3.50%-4.00%, 6/20/46-6/20/48	(5,105,229)	5,000,000	5,005,126
RBC Dominion Securities, Inc.	U.S. Treasury Nts., 1.375%, 5/31/20 and U.S. Government Agency Mortgages, 3.50%-5.00%, 7/15/39-5/20/47	(15,198,811)	14,900,000	14,900,795
RBC Dominion Securities, Inc.	U.S. Treasury Nts., 0.625%-2.25%, 12/31/18-1/15/26 and U.S. Government Agency Mortgages, 3.50%-4.00%, 3/20/47-6/20/48	(6,125,223)	6,000,000	6,005,120
Royal Bank of Canada	U.S. Government Agency Mortgages, 2.975%-6.00%, 2/1/33-6/15/53	(15,096,805)	14,800,000	14,800,789
South Street Securities LLC	U.S. Government Agency Mortgages, 1.00%-6.00%, 10/1/18-4/15/57	(38,762,132)	38,000,000	38,002,090
South Street Securities LLC	U.S. Government Agency Mortgages, 1.00%-5.50%, 9/7/18-4/1/48	(40,802,244)	40,000,000	40,002,200
TD Securities (USA) LLC	U.S. Government Agency Mortgages, 3.50%, 7/1/46	(4,591,461)	4,500,000	4,501,433
TD Securities (USA) LLC	U.S. Government Agency Mortgages, 3.50%, 7/1/46	(25,501,361)	25,000,000	25,001,334

		$(224,433,913)	$219,600,000	$219,638,673

a. Includes accrued interest.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Rate shown is the 7-day yield at period end.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

13        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Shares July 31, 2017	Gross Additions	Gross Reductions	Shares July 31, 2018
Investment Company Oppenheimer Institutional Government Money Market Fund, Cl. E	24,674,825	219,748	7,600,000	17,294,573

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company Oppenheimer Institutional Government Money Market Fund, Cl. E	$17,294,573	$247,171	$—	$—

Glossary:
Definitions
FCPR DLY	Federal Reserve Bank Prime Loan Rate US Daily
FEDL01	US Federal Funds Effective Rate (continuous series)
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
SOFRRATE	United States Secured Overnight Financing Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

See accompanying Notes to Financial Statements.

14        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $336,097,766)	$336,097,766
Affiliated companies (cost $17,294,573)	17,294,573
Repurchase agreements (cost $219,600,000)	219,600,000

572,992,339
Cash	102,891
Receivables and other assets:
Shares of beneficial interest sold	1,603,565
Interest and dividends	491,326
Other	179,726

Total assets	575,369,847
Liabilities
Payables and other liabilities:
Investments purchased	4,974,621
Shares of beneficial interest redeemed	2,942,488
Dividends	187,487
Trustees’ compensation	122,851
Shareholder communications	5,619
Other	42,483

Total liabilities	8,275,549
Net Assets	$567,094,298

Composition of Net Assets
Par value of shares of beneficial interest	$567,134
Additional paid-in capital	566,546,817
Accumulated net investment loss	(19,090)
Accumulated net realized gain on investments	(563)
Net Assets	$567,094,298

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $295,989,937 and 296,020,055 shares of beneficial interest outstanding)	$1.00

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $157,321,422 and 157,325,921 shares of beneficial interest outstanding)	$1.00

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $113,782,939 and 113,787,947 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

15        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$8,868,379
Dividends from affiliated companies	247,171

Total investment income	9,115,550
Expenses
Management fees	3,089,845
Distribution and service plan fees:
Class A	670,890
Class B1	12,586
Class C	1,358,676
Class R	633,415
Transfer and shareholder servicing agent fees:
Class A	627,880
Class B1	3,420
Class C	338,784
Class R	237,441
Shareholder communications:
Class A	15,359
Class B1	266
Class C	5,153
Class R	2,169
Registration fees	133,687
Trustees’ compensation	73,366
Custodian fees and expenses	6,330
Other	113,617

Total expenses	7,322,884
Less waivers and reimbursements of expenses	(3,248,497)

Net expenses	4,074,387
Net Investment Income	5,041,163
Net Realized Loss	(563)
Net Increase in Net Assets Resulting from Operations	$5,040,600

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

16        OPPENHEIMER GOVERNMENT CASH RESERVES

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2018	Year Ended July 31, 2017
Operations
Net investment income	$5,041,163	$663,679
Net realized gain (loss)	(563)	9,880

Net increase in net assets resulting from operations	5,040,600	673,559
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,638,076)	(340,210)
Class B1	(9,288)	(4,067)
Class C	(1,429,363)	(182,728)
Class R	(995,959)	(135,390)

	(5,072,686)	(662,395)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(64,427,145)	(79,795,213)
Class B1	(4,014,186)	(6,054,743)
Class C	(34,967,739)	(45,331,125)
Class R	(33,710,020)	(3,845,133)

	(137,119,090)	(135,026,214)
Net Assets
Total decrease	(137,151,176)	(135,015,050)
Beginning of period	704,245,474	839,260,524

End of period (including accumulated net investment income (loss) of $(19,090) and $2,553, respectively)	$567,094,298	$704,245,474

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

17        OPPENHEIMER GOVERNMENT CASH RESERVES

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized and unrealized gain (loss)	(0.00)[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Total from investment operations	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[2]	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.81%	0.09%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$295,990	$360,432	$440,221	$454,790	$461,755
Average net assets (in thousands)	$335,146	$416,878	$451,257	$453,036	$515,076
Ratios to average net assets:[4]
Net investment income	0.78%	0.08%	0.01%	0.01%	0.01%
Total expenses	0.92%[5]	0.94%[5]	0.92%	0.93%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.54%	0.44%	0.21%	0.20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	0.92%
Year Ended July 31, 2017	0.94%

See accompanying Notes to Financial Statements.

18        OPPENHEIMER GOVERNMENT CASH RESERVES

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized and unrealized gain (loss)	(0.00)[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Total from investment operations	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[2]	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.82%	0.09%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157,321	$192,298	$237,627	$233,185	$238,736
Average net assets (in thousands)	$181,028	$220,055	$250,110	$238,275	$275,153
Ratios to average net assets:[4]
Net investment income	0.78%	0.08%	0.01%	0.01%	0.01%
Total expenses	1.47%[5]	1.49%[5]	1.47%	1.49%	1.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.54%	0.44%	0.21%	0.20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	1.47%
Year Ended July 31, 2017	1.49%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER GOVERNMENT CASH RESERVES

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[1]	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net realized and unrealized gain (loss)	(0.00)[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Total from investment operations	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Distributions from net realized gain	0.00	0.00	0.00	(0.00)[2]	0.00

Total dividends and/or distributions to shareholders	(0.01)	(0.00)[2]	(0.00)[2]	(0.00)[2]	(0.00)[2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[3]	0.82%	0.09%	0.01%	0.01%	0.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$113,783	$147,499	$151,342	$144,114	$166,802
Average net assets (in thousands)	$126,545	$151,832	$147,965	$154,777	$186,116
Ratios to average net assets:[4]
Net investment income	0.78%	0.09%	0.01%	0.01%	0.01%
Total expenses	1.22%[5]	1.24%[5]	1.22%	1.23%	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.63%	0.55%	0.44%	0.21%	0.20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2018	1.22%
Year Ended July 31, 2017	1.24%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Government Cash Reserves (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class R shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value without any initial sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

21        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may

22        OPPENHEIMER GOVERNMENT CASH RESERVES

2. Significant Accounting Policies (Continued)

be able to offset against income and gains realized in future years for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]
$291,249	$—	$563

1. At period end, the Fund had $563 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. During the reporting period, the Fund did not utilize any capital loss carryforwards.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforwards.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments
$9,880	$9,880

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2018	Year Ended July 31, 2017
Distributions paid from:
Ordinary income	$5,072,686	$662,395

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these

23        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

changes on the financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used

24        OPPENHEIMER GOVERNMENT CASH RESERVES

3. Securities Valuation (Continued)

in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities

(including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Short-Term Notes/Commercial
Paper	$—	$1,930,000	$—	$1,930,000
U.S. Government Agencies	—	334,167,766	—	334,167,766
Repurchase Agreements	—	219,600,000	—	219,600,000
Investment Company	17,294,573	—	—	17,294,573

Total Assets	$17,294,573	$555,697,766	$—	$572,992,339

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred

25        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period.

26        OPPENHEIMER GOVERNMENT CASH RESERVES

5. Market Risk Factors (Continued)

Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	217,198,106	$217,198,106	245,393,491	$245,393,491
Dividends and/or distributions reinvested	2,494,812	2,494,812	300,405	300,405
Redeemed	(284,120,063)	(284,120,063)	(325,489,109)	(325,489,109)

Net decrease	(64,427,145)	$(64,427,145)	(79,795,213)	$(79,795,213)

Class B
Sold	850,617	$850,617	4,149,938	$4,149,938
Dividends and/or distributions reinvested	9,036	9,036	3,668	3,668
Redeemed[1]	(4,873,839)	(4,873,839)	(10,208,349)	(10,208,349)

Net decrease	(4,014,186)	$(4,014,186)	(6,054,743)	$(6,054,743)

Class C
Sold	137,724,382	$137,724,382	161,850,944	$161,850,944
Dividends and/or distributions reinvested	1,352,321	1,352,321	162,655	162,655
Redeemed	(174,044,442)	(174,044,442)	(207,344,724)	(207,344,724)

Net decrease	(34,967,739)	$(34,967,739)	(45,331,125)	$(45,331,125)

Class R
Sold	84,619,444	$84,619,444	121,849,207	$121,849,207
Dividends and/or distributions reinvested	955,884	955,884	122,654	122,654
Redeemed	(119,285,348)	(119,285,348)	(125,816,994)	(125,816,994)

Net decrease	(33,710,020)	$(33,710,020)	(3,845,133)	$(3,845,133)

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

27        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $250 million	0.500%
Next $250 million	0.475
Next $250 million	0.450
Next $250 million	0.425
Over $1.0 billion	0.400

The Fund’s effective management fee for the reporting period was 0.48% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

28        OPPENHEIMER GOVERNMENT CASH RESERVES

7. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.20% of the daily net assets of Class A shares of the Fund. Effective July 1, 2009, the Distributor had contractually agreed to set that rate at 0%. When applicable, the Distributor uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date, but the Board of Trustees has not authorized the Fund to pay the service fees on Class B and Class C shares at this time. Beginning July 1, 2009, the Distributor has contractually decreased the rates for the asset-based sales charges, Class C and Class R shares and service fees for Class R shares to 0.00%, and had previously decreased the rates for the asset-based sales charges for Class B shares to 0.00%. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

29        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

7. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
July 31, 2018	$2,059	$1,267	$23,857	$—

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the Fund’s management fee to an annual rate of 0.40% of the daily net assets for each class of shares. As a result of this limitation, the Manager waived $509,983 for the reporting period.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, and R.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$22,792
Class B1	184
Class C	12,233
Class R	8,687

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

The Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield.

There were no fees waived as a result of this during the period.

This fee waiver and/or expense reimbursement may be amended or withdrawn at any time without prior notice to shareholders.

The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. At period end, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date	Class A	Class B	Class C	Class R
July 31, 2019	$1,281,421	$39,309	$702,193	$413,970
July 31, 2020	832,004	15,302	434,861	291,611
July 31, 2021	288,062	1,478	155,535	108,804

30        OPPENHEIMER GOVERNMENT CASH RESERVES

7. Fees and Other Transactions with Affiliates (Continued)

The Manager has not recaptured any previously waived and/or reimbursed amounts during the reporting period.

Effective July 1, 2009, the Distributor has contractually agreed to set the fee rate it is entitled to receive under the Distribution and/or Service Plans for Class A, Class C and Class R shares at 0.00%, and had previously set the fee rate for Class B shares at 0.00%.

During the reporting period, the Distributor waived Distribution and/or Service Plan fees as follows:

Class A	$670,889
Class B1	12,586
Class C	1,358,676
Class R	633,416

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $19,051 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

8. Repurchase Agreements

In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

31        OPPENHEIMER GOVERNMENT CASH RESERVES

NOTES TO FINANCIAL STATEMENTS Continued

8. Repurchase Agreements (Continued)

Counterparty	Repurchase Agreement Proceeds to be Received[1]	Collateral Received[1]	Net Exposure[2]
Repurchase Agreements
Credit Agricole Corp. & Investment Bank	$5,709,375	$(5,823,563)	$(114,188)
Credit Agricole Corp. & Investment Bank	6,002,229	(6,122,273)	(120,044)
Credit Agricole Corp. & Investment Bank	16,400,885	(16,728,902)	(328,017)
Deutsche Bank Securities, Inc.	5,000,267	(5,500,294)	(500,027)
INTL FCStone Financial, Inc.	18,305,946	(18,672,065)	(366,119)
INTL FCStone Financial, Inc.	20,001,084	(20,403,550)	(402,466)
RBC Dominion Securities, Inc.	5,005,126	(5,105,229)	(100,103)
RBC Dominion Securities, Inc.	14,900,795	(15,198,811)	(298,016)
RBC Dominion Securities, Inc.	6,005,120	(6,125,223)	(120,103)
Royal Bank of Canada	14,800,789	(15,096,805)	(296,016)
South Street Securities LLC	38,002,090	(38,762,132)	(760,042)
South Street Securities LLC	40,002,200	(40,802,244)	(800,044)
TD Securities (USA) LLC	4,501,433	(4,591,461)	(90,028)
TD Securities (USA) LLC	25,001,334	(25,501,361)	(500,027)

	$219,638,673

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

32        OPPENHEIMER GOVERNMENT CASH RESERVES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Government Cash Reserves:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Government Cash Reserves (the “Fund”), including the statement of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 26, 2018

33        OPPENHEIMER GOVERNMENT CASH RESERVES

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $5,066,879 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

34        OPPENHEIMER GOVERNMENT CASH RESERVES

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

35        OPPENHEIMER GOVERNMENT CASH RESERVES

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/
Fund, Length of Service, Year of	Directorships Held.
Birth

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 56 portfolios in the OppenheimerFunds complex

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2005) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

36        OPPENHEIMER GOVERNMENT CASH RESERVES

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994- 2005). Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

37        OPPENHEIMER GOVERNMENT CASH RESERVES

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969- 1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003- 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER GOVERNMENT CASH RESERVES

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

40        OPPENHEIMER GOVERNMENT CASH RESERVES

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct, SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

41        OPPENHEIMER GOVERNMENT CASH RESERVES

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677
Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0760.001.0718 September 26, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,200 in fiscal 2018 and $24,600 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $880,253 in fiscal 2018 and $1,031,352 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Government Cash Reserves

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/21/2018